SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K



                            CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d)
                OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    August 25, 1995
                                                  --------------------

                          GEICO Corporation
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        (Exact name of registrant as specified in its charter)


        Delaware                     1-8012                52-1135801
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(State or other jurisdiction  (Commission File Number) (I.R.S. Employer
    of incorporation)                                 Identification No.)


     One GEICO Plaza, Washington, D.C.                       20076
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  (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code   (301) 986-3000
                                                   -------------------

                            Not Applicable
----------------------------------------------------------------------
    (Former name or former address, if changed since last report)






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Item 5.   Other Events.

          GEICO Corporation (the "registrant") and Berkshire Hathaway Inc. ("Berkshire") have entered into an Agreement and Plan of Merger dated as of August 25, 1995 (the "Merger Agreement"), which is filed herewith as Exhibit 2 and is incorporated herein by reference.

          The registrant and Berkshire have issued a joint press release announcing the Merger Agreement, which is filed herewith as
Exhibit 99 and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

          (c) The following exhibits are filed with this report:


          Exhibit Number                     Description

               2                    Agreement and Plan of Merger
                                    dated as of August 25, 1995,
                                    between the registrant and
                                    Berkshire.

              99 Press Release of the registrant and Berkshire issued August 25, 1995.











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                              SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GEICO Corporation



                                    By:   /s/  W. Alvon Sparks, Jr.
                                        ------------------------------
                                        Name:  W. Alvon Sparks, Jr.
                                        Title: Executive Vice President
                                              and Chief Financial Officer




Dated: August 25, 1995






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                            EXHIBIT INDEX



          Exhibit Number                     Description

               2                    Agreement and Plan of Merger
                                    dated as of August 25, 1995,
                                    between the registrant and
                                    Berkshire.

              99 Press Release of the registrant and Berkshire issued August 25, 1995.